SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2004

Carmike Cinemas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-14993

(Commission File Number)

58-1469127

(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia, 31901

(Address of principal executive offices)

(706) 576-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Excerpt from the prospectus included in Amendment No. 4 to the Registration Statement on Form S-1 (No. 333-90028) under the caption “Prospectus Summary — Recent Developments”.

Item 12. Results of Operations and Financial Condition.

      On January 15, 2004, Carmike Cinemas, Inc. (the “Company”) filed with the Securities and Exchange Commission Amendment No. 4 to its Registration Statement on Form S-1 (No. 333-90028) in which the Company made certain statements in the section entitled “Prospectus Summary — Recent Developments” regarding the quarter ended December 31, 2003, a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference in its entirety.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: January 20, 2004.

CARMIKE CINEMAS, INC.

By: /s/ Philip A. Smitley

Philip A. Smitley Assistant Vice President and Controller

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Excerpt from the prospectus included in Amendment No. 4 to the Registration Statement on Form S-1 (No. 333-90028) under the caption “Prospectus Summary — Recent Developments”.

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